SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report: (Date of earliest event reported) April 18, 2001



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                              1-3247                 16-0393470
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)



One Riverfront Plaza, Corning, New York                      14831
(Address of principal executive offices)                     (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 5.  Current Events

Effective with the first quarter 2001, Corning realigned the photonic materials product line previously reported in other businesses within the Advanced
Materials   Segment   to   its   photonic    technologies    business   in   the
Telecommunications Segment. Photonic materials manufactures photonic subcomponents such as polarizers, lenses and ferrules that are used in applications for optical isolators, amplifiers and external modulators and shares growth and investment characteristics similar to the photonic technologies business.

Filed herewith is the following financial information:

(1) Segment information for the quarters ended March 31, 2000, June 30, 2000, September 30, 2000 and December 31, 2000 restated to conform to future presentations.

(2) Sales information by business within the Telecommunications and Advanced Materials Segment for the quarters ended March 31, 2000, June 30, 2000, September 30, 2000 and December 31, 2000 restated to conform to future presentations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CORNING INCORPORATED
                                Registrant



Date:  April 18, 2001           By  /s/    KATHERINE A. ASBECK
                                           Katherine A. Asbeck
                                           Senior Vice President and Controller

Corning Incorporated and Subsidiary Companies
Restated Quarterly Information by Operating Segment
(In millions)


                                                                                    2000
                                                       -------------------------------------------------------------
                                                           Q1           Q2           Q3           Q4          Total
                                                       --------      -------      -------      --------     --------
Telecommunications
Net sales                                              $    905      $ 1,295      $ 1,422      $  1,564     $  5,186
Research, development and engineering
  expenses                                             $     78      $    86      $   103      $    128     $    395
Interest expense                                       $     15      $    19      $    16      $     20     $     70
Segment earnings before minority interest
  and equity earnings                                  $    112      $   181      $   203      $    212     $    708
   Minority interest in losses of subsidiaries                3                                                    3
   Equity in earnings (losses) of associated
     companies                                                            (3)                         4            1
                                                       --------      -------      -------      --------     --------
Segment net income                                     $    115      $   178      $   203      $    216     $    712
                                                       ========      =======      =======      ========     ========

Advanced Materials
Net sales                                              $    252      $   259      $   253      $    257     $  1,021
Research, development and engineering
  expenses                                             $     26      $    28      $    32      $     30     $    116
Interest expense                                       $      6      $     5      $     4      $      3     $     18
Segment earnings before minority interest
  and equity earnings                                  $     17      $    18      $    20      $      3     $     58
   Minority interest in earnings of subsidiaries
   Equity in earnings of associated companies                 6            6            5             5           22
                                                       --------      -------      -------      --------     --------
Segment net income                                     $     23      $    24      $    25      $      8     $     80
                                                       ========      =======      =======      ========     ========

Information Display
Net sales                                              $    188      $   216      $   236      $    254     $    894
Research, development and engineering
  expenses                                             $      6      $     6      $     6      $     11     $     29
Interest expense                                       $      3      $     5      $     5      $      6     $     19
Segment earnings before minority interest
  and equity earnings                                  $     20      $    32      $    36      $     26     $    114
   Minority interest in earnings of subsidiaries             (6)          (7)          (7)           (7)         (27)
   Equity in earnings of associated companies                27           35           45            38          145
                                                       --------      -------      -------      --------     --------
Segment net income                                     $     41      $    60      $    74      $     57     $    232
                                                       ========      =======      =======      ========     ========

Total Segments
Net sales                                              $  1,345      $ 1,770      $ 1,911      $  2,075     $  7,101
Research, development and engineering
  expenses                                             $    110      $   120      $   141      $    169     $    540
Interest expense                                       $     24      $    29      $    25      $     29     $    107
Segment earnings before minority interest
  and equity earnings                                  $    149      $   231      $   259      $    241     $    880
   Minority interest in earnings of subsidiaries             (3)          (7)          (7)           (7)         (24)
   Equity in earnings of associated companies                33           38           50            47          168
                                                       --------      -------      -------      --------     --------
Segment net income                                     $    179      $   262      $   302      $    281     $  1,024
                                                       ========      =======      =======      ========     ========

Corning Incorporated and Subsidiary Companies
Restated Quarterly Sales Information
(In millions)


                                                                                    2000
                                                       -------------------------------------------------------------
                                                           Q1           Q2           Q3           Q4          Total
                                                       --------      -------      -------      --------     --------
Telecommunications
   Fiber and Cable                                     $    479      $   722      $   795      $    879     $  2,875
   Hardware and Equipment                                   183          276          288           273        1,020
   Photonic Technologies                                    186          238          273           342        1,039
   Optical Networking Devices                                                           5             6           11
   Controls and Connectors                                   57           59           61            64          241
                                                       --------      -------      -------      --------     --------
     Segment net sales                                 $    905      $ 1,295      $ 1,422      $  1,564     $  5,186
                                                       ========      =======      =======      ========     ========

Advanced Materials
   Environmental                                       $    103      $   103      $   101      $    104     $    411
   Life Sciences                                             63           66           62            57          248
   Semiconductor and other                                   86           90           90            96          362
                                                       --------      -------      -------      --------     --------
     Segment net sales                                 $    252      $   259      $   253      $    257     $  1,021
                                                       ========      =======      =======      ========     ========